                      SIXTH AMENDMENT TO CREDIT AGREEMENT


                  This Sixth Amendment to Credit Agreement, dated as of August 9, 1996 (the "Agreement") is among Stuart Entertainment, Inc., a Delaware corporation (the "U.S. Company"), Bingo Press & Specialty Limited (formerly known as 1089350 Ontario Inc.), an Ontario corporation (the "Canadian Company"), Bank of America National Trust and Savings Association, as U.S. Agent, Bank of America Illinois, as a U.S. Lender, The Chase Manhattan Bank (National Association), as a U.S. Lender, Bank of America Canada, as Canadian Agent and a Canadian Lender, and The Chase Manhattan Bank of Canada, as a Canadian Lender.

                                   WITNESSETH

                  WHEREAS, the U.S. Company, the Canadian Company, the U.S. Agent, the U.S. Lenders, the Canadian Agent and the Canadian Lenders are parties to that certain Credit Agreement dated as of December 13, 1994 (as amended, the "Credit Agreement") and to certain other documents executed in connection with the Credit Agreement;

                  WHEREAS, the U.S. Company and the Canadian Company have requested certain amendments to the Credit Agreement, and the Agents and Lenders have agreed to such amendments as provided herein.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

                  2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

                  (a)     A new defined term "Account Debtor" is added to
Section 1.01 of the Credit Agreement as follows:

                  "Account Debtor" means any Person who is or who may become obligated to a Company under, with respect to, or on account of an Account Receivable.

                  (b)     A new defined term "Account Receivable" is added to
Section 1.01 of the Credit Agreement as follows:

                  "Account Receivable" means any account of a Company or any Subsidiary and any other right of a Company or any Subsidiary to payment for goods sold or leased or for services rendered, whether or not evidenced by an instrument or chattel paper and whether or not yet earned by performance;

                  (c)     The definition of "Borrowing Base" set forth in
     Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:

                  "Borrowing Base" means, as of any date of determination, the sum of (a) 80% of the net amount (less such reserves as Agents and Lenders may create from time to time in their reasonable judgment) of Eligible Accounts Receivable of each Company, plus (b) the lesser of (i) the sum o~ (A) 60% of the net amount (determined on a FIFO basis, after deduction of such reserves as Agents and Lenders may create from time to time in their reasonable judgment) of Eligible Inventory comprised of raw materials of each Company, (B) 25% of the net amount (determined on a FIFO basis, after deduction of such reserves as Agents and Lenders may create from time to time in their reasonable judgment) of Eligible Inventory comprised of work-in-process of each Company and (C) 50% of the net amount (determined on a FIFO basis, after deduction of such reserves as Agents and Lenders may create from time to time in their reasonable judgment) of Eligible Inventory comprised of finished goods for each Company and (ii) $10,000,000, plus (c) $4,000,000 from July 31, 1996 through and including December 31, 1996, $3,000,000 from January 1, 1997 through and including December 31, 1997, $2,000,000 from January 1, 1998 through and including December 31, 1998 and $1,000,000 from January 1, 1999 through and including December 31, 1999, with all Canadian Dollar values expressed in U.S. Dollars at the Closing Date Exchange Rate, minus the outstanding obligations of S.E. Michigan to Old Kent Bank. For purposes of classifying Inventory as raw materials, work-in-process or finished goods, it is assumed that until such time as Borrower converts to a perpetual inventory system acceptable to Agents in their reasonable discretion, the Inventory reported to Agents will consist of the percentage of raw materials, work-in-process or finished goods set forth on the most recent physical inventory conducted by the Companies pursuant to Section 6.13 of the Credit Agreement. The Eligible Inventory shall exclude freight charges and fully absorbed overhead. The Companies shall report to Agents any changes in the classification of Inventory as soon as such information is available, but in any event, not later than 30 days after completion of a physical inventory.

                  (d) A new defined term "Eligible Accounts Receivable" is added to Section 1.01 of the Credit Agreement as follows:

                  "Eligible Account Receivable" means an Account Receivable owing to any Company which meets the following requirements:

                  (a) it is genuine and in all respects what it purports to be;

                  (b) it arises from either (i) the performance of services by a Company, which services have been fully performed and acknowledged and/or accepted by the Account Debtor with respect thereto or (ii) the sale or lease of goods by a Company; and if it arises from the sale or lease of goods, (A) such goods comply with such Account Debtor's specifications (if any) and have been shipped to, or delivered to and accepted by, such Account Debtor and such Company does not have knowledge that the Account Debtor has failed to accept delivery of all or a portion of such goods, and (B) such Company has possession of shipping and delivery receipts evidencing such shipment and acceptance;

       (c) it is evidenced by an invoice rendered to the Account Debtor with respect thereto which (i) is dated not earlier than the date of shipment or performance, (ii) in the case of accounts owing to the U.S. Company, is not unpaid more than 60 days after its due date and (iii) in the case of accounts owing to the Canadian Company, is not unpaid more than 90 days after its due date;

       (d) it is not owing by an Account Debtor with respect to which ten percent (10%) or more of the aggregate Accounts Receivable owing by such Account Debtor to Companies are past due;

       (e) it is not subject to any assignment, claim or Lien, other than a lien permitted under this Agreement;

       (f) it is a valid, legally enforceable and unconditional obligation of the Account Debtor with respect thereto, and is not subject to setoff, counterclaim, contra, credit or allowance (except any credit or allowance which has been deducted in computing the net amount of the applicable invoice as shown in the original schedule or Borrowing Base Certificate furnished to Agents identifying or including such Account Receivable) or adjustment by the Account Debtor with respect thereto, or to any claim by such Account Debtor denying liability thereunder in whole or in part, and such Account Debtor has not refused to accept any of the goods or services which are the subject of such Account Receivable or offered or attempted to return any of such goods;

       (g) there are no proceedings or actions which are then threatened or pending against the Account Debtor with respect thereto or to which such Account Debtor is a party which are reasonably likely to result in any material adverse change in such Account Debtor's financial condition or in its ability to pay any Account Receivable in full when due;

       (h) it does not arise out of a contract which, by its terms, forbids, restricts or makes void or unenforceable the assignment by a Company to Agents of the Account Receivable arising with respect thereto;

       (i) the Account Debtor with respect thereto is not an Affiliate of a Company;

       (j) the Account Debtor with respect thereto is a resident or citizen of; and is located within, the United States of America or Canada, unless the sale of goods giving rise to the Account Receivable is on letter of credit, banker's acceptance or other credit support terms reasonably satisfactory to Agents;

       (k) it is not an Account Receivable arising from a "sale on approval," "sale or return" or "consignment," or subject to any other repurchase or return agreement;

     (1) it is not an Account Receivable with respect to which possession and/or control of the goods sold giving rise thereto is held, maintained or retained by a Company or any Affiliate of a Company for the account of or subject to further and/or future direction from the Account Debtor thereof;

     (m) it is not an Account Receivable which in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any other Loan Document relating directly or indirectly to Accounts Receivable;

     (n)          it arises in the ordinary course of a Company's business;

     (o) if the Account Debtor is the United States of America, or any department, agency or instrumentality thereof; a Company has assigned its rights to payment of such Account Receivable to Agents, pursuant to the Assignment of Claims Act of 1940, as amended;

     (p) if the Account Receivable is evidenced by chattel paper or an instrument, (i) Agents shall have specifically agreed in writing to include such Account Receivable as an Eligible Account Receivable, (ii) only payments then due and payable under such chattel paper or instrument shall be included as an Eligible Account Receivable and (iii) the originals of such chattel paper or instruments have been endorsed and/or assigned and delivered to Agents in a manner reasonable satisfactory to Agent;

     (q)          it is not an Account Receivable with C.O.D. payment terms;

     (r) it is not an Account Receivable which is subject to a debit memo; and

     (t) the amount thereof does not consist of credit balances more than sixty (60) days from due date in the case of accounts owing to the U.S. Company, or more than ninety (90) days from due date in the case of the Canadian Company.

                  (e)     A new defined term "Eligible Inventory " is added to
Section 1.01 of the Credit Agreement as follows:

                  "Eligible Inventory" means Inventory of a Company, which meets the following requirements:

                  (a) it is owned by a Company and is not subject to any prior assignment, claim or Lien, other than a Lien permitted under this Agreement;

                  (b) if held for sale or lease or furnishing under contracts of service, it is (except as Agents may otherwise consent in writing) new and unused;

                  (c) except as Agents may otherwise consent, it is in the possession and control of a Company or its agents;

                  (d) if it is in the possession or control of a bailee, warehouseman, processor, consignee or other Person other than a Company, Agents are in possession of such agreements, instruments and documents as Agents may require (each in form and content acceptable to Agents and duly executed, as appropriate, by the bailee, warehouseman, processor, consignee or other Person in possession or control of such Inventory, as applicable), including but not limited to warehouse receipts in either Agent's name, covering such Inventory;

                  (e) it is not Inventory which has been delivered to a third party pursuant to a consignment arrangement;

                  (f) it is not Inventory produced in violation of the Fair Labor Standards Act and subject to the "hot goods" provisions contained in Title 29 U.S.C. Section 215 or any successor statute or section;

                  (g) it is not (i) packaging or shipping materials, (ii) goods used in connection with maintenance or repair of a Company's properties or assets or (iii) general supplies;

                  (h) it is not Inventory which in any way fails to meet or violates any warranty, representation or covenant contained in this Agreement or any other Loan Document relating directly or indirectly to Inventory;

                  (i) Agents have not determined in their reasonable discretion that it is unacceptable due to age, type, category, quality and/or quantity or otherwise obsolete; and

                  (k) it is not Inventory the use of which by a Company or the manufacture or sale thereof by a Company, is subject to any licensing, patent, royalty, trademark, tradename or copyright agreement of any other Person.

                  (f)     A new defined term "Inventory" is added to Section
         1.01 of the Credit Agreement as follows:

                  "Inventory" means any and all of a Company's and each Subsidiary's goods, (including without limitation, goods in transit) wheresoever located, which are or may at any time be leased by a Company or any Subsidiary to a lessee, held for sale or lease, furnished under any contract or service, or held as raw materials, work-in-process, or supplies or materials used or consumed in a Company's or any Subsidiary's business, or which are held for use in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, and all goods the sale or their disposition of which has given rise to an Account Receivable which are returned to an/or repossessed and/or stopped in transit by a Company, any Subsidiary or any Lender or any agent or bailee of any of them, and all documents of title or other documents representing the same.

                  (g) Section 2.07(c) of the Credit Agreement is amended and restated as follows:

                  (c) Revolving Loans in Excess of the Aggregate Revolving Commitment or Borrowing Base. If at any time, the aggregate principal amount of all outstanding Revolving Loans and the aggregate undrawn face amount of all Letters of Credit (with the amounts of the Revolving Loans to the Canadian Company and Letters of Credit issued for the account of the Canadian Company expressed in U.S. Dollars at the Closing Date Exchange Rate) exceeds the Borrowing Base, the Companies shall immediately repay such excess.

                  (h) A new Section 2.10(e) is added to Section 2 of the Credit Agreement as follows:

                  (e) Audit Fees. Without limiting Agents' rights under any other provision in the Loan Documents, each Company shall pay to its Applicable Agent its standard audit fees in connection with audits of such Company's books and records and such other matters as the Applicable Agent shall deem appropriate, plus all out-of-pocket expenses incurred by the Applicable Agent in connection with such audits.

                  (i) Section 2.18 of the Credit Agreement is deleted in its entirety.

                  (j) A new Section 5.21 is added to Section 5 of the Credit Agreement as follows:

                  5.21 Eligibility of Collateral. Each Account Receivable or item of Inventory which either Company shall, expressly or by implication (by inclusion on a Borrowing Base Certificate or otherwise), request Agents to classify as an Eligible Account Receivable or as Eligible Inventory, respectively, will, as of the time when such request is made, conform in all respects to the requirements of such classification set forth in the respective definitions of "Eligible Account Receivable" and "Eligible Inventory" set forth herein.

                  (k) Section 6.01(f) of the Credit Agreement is amended and restated as follows:

                  (f) As soon as available, but in any event no later than commencing with the month ending August 31, 1996, a Borrowing Base Certificate calculating the Borrowing Base for the period ended on the last day of the preceding month.

                  (I)     Section 6 of the Credit is amended to insert a new
         Section 6.13 thereto as follows:

                  6.13 Inventory Reports. Such Company shall conduct a physical inventory no less frequently than semi-annually and shall provide the Agents a report on each such physical inventory promptly thereafter, together with such supporting information as the Agents shall request.

                  3. Conditions to Effectiveness. This Agreement shall become effective as of the date of this Agreement upon receipt by each Company of a Borrowing Base Certificate for the period ended on June 30, 1996.

                  4. Representations and Warranties. To induce Lenders to enter into this Agreement, each Company represents and warrants to Lenders that the execution, delivery and performance by such Company of this Agreement &e within its corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval), have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to such Company, the Organization Documents of such Company, or any order, judgment or decree of any court or other agency of government or any Contractual Obligation binding upon such Company; and the Credit Agreement as amended as of the date hereof is the legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.

                  5.      Miscellaneous.

                  (a) Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

                  (b) Governing Law. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

                  (d) Successors and Assigns. This Agreement shall be binding upon the Companies, Agents and Lenders and their respective successors and assigns, and shall inure to the sole benefit of the Companies, Agents and Lenders and the successors and assigns of the Companies, Agents and Lenders.

                  (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

                  "Inventory" means any and all of a Company's and each Subsidiary's goods, (including without limitation, goods in transit) wheresoever located, which are or may at any time be leased by a Company or any Subsidiary to a lessee, held for sale or lease, furnished under any contract or service, or held as raw materials, work-in-process, or supplies or materials used or consumed in a Company's or any Subsidiary's business, or which are held for use in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, and all goods the sale or their disposition of which has given rise to an Account Receivable which are returned to an/or repossessed and/or stopped in transit by a Company, any Subsidiary or any Lender or any agent or bailee of any of them, and all documents of title or other documents representing the same.

                  (g) Section 2.07(c) of the Credit Agreement is amended and restated as follows:

                  (c) Revolving Loans in Excess of the Aggregate Revolving Commitment or Borrowing Base. If at any time, the aggregate principal amount of all outstanding Revolving Loans and the aggregate undrawn face amount of all Letters of Credit (with the amounts of the Revolving Loans to the Canadian Company and Letters of Credit issued for the account of the Canadian Company expressed in U.S. Dollars at the Closing Date Exchange Rate) exceeds the Borrowing Base, the Companies shall immediately repay such excess.

                  (h) A new Section 2.10(e) is added to Section 2 of the Credit Agreement as follows:

                  (e) Audit Fees. Without limiting Agents' rights under any other provision in the Loan Documents, each Company shall pay to its Applicable Agent its standard audit fees in connection with audits of such Company's books and records and such other matters as the Applicable Agent shall deem appropriate, plus all out-of-pocket expenses incurred by the Applicable Agent in connection with such audits.

                  (i) Section 2.18 of the Credit Agreement is deleted in its entirety.

                  (j) A new Section 5.21 is added to Section 5 of the Credit Agreement as follows:

                  5.21 Eligibility of Collateral. Each Account Receivable or item of Inventory which either Company shall, expressly or by implication (by inclusion on a Borrowing Base Certificate or otherwise), request Agents to classify as an Eligible Account Receivable or as Eligible Inventory, respectively, will, as of the time when such request is made, conform in all respects to the requirements of such classification set forth in the respective definitions of "Eligible Account Receivable" and "Eligible Inventory" set forth herein.

                  (k) Section 6.01(f) of the Credit Agreement is amended and restated as follows:

                  (f) As soon as available, but in any event no later than commencing with the month ending August 31, 1996, a Borrowing Base Certificate calculating the Borrowing Base for the period ended on the last day of the preceding month.

                  (I)     Section 6 of the Credit is amended to insert a new
         Section 6.13 thereto as follows:

                  6.13 Inventory Reports. Such Company shall conduct a physical inventory no less frequently than semi-annually and shall provide the Agents a report on each such physical inventory promptly thereafter, together with such supporting information as the Agents shall request.

                  3. Conditions to Effectiveness. This Agreement shall become effective as of the date of this Agreement upon receipt by each Company of a Borrowing Base Certificate for the period ended on June 30, 1996.

                  4. Representations and Warranties. To induce Lenders to enter into this Agreement, each Company represents and warrants to Lenders that the execution, delivery and performance by such Company of this Agreement &e within its corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval), have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to such Company, the Organization Documents of such Company, or any order, judgment or decree of any court or other agency of government or any Contractual Obligation binding upon such Company; and the Credit Agreement as amended as of the date hereof is the legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.

                  5.      Miscellaneous.

                  (a) Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

                  (b) Governing Law. This Agreement shall be a contract made under and governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

                  (d) Successors and Assigns. This Agreement shall be binding upon the Companies,

Agents and Lenders and their respective successors and assigns, and shall inure to the sole benefit of the Companies, Agents and Lenders and the successors and assigns of the Companies, Agents and Lenders.

                  (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

(f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereby expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement and secured by the Collateral. The Credit Agreement is amended hereby and each of the Loan Documents remain in full force and effect.(f)
         Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereby expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement and secured by the Collateral. The Credit Agreement is amended hereby and each of the Loan Documents remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

STUART ENTERTAINMENT, INC.            BINGO PRESS & SPECIALTY LIMITED



By                                        By
  -------------------------------------     ----------------------------------
Its                                       Its
   ------------------------------------       --------------------------------

BANK OF AMERICA NATIONAL TRUST            BANK OF AMERICA CANADA, as
AND SAVINGS ASSOCIATION, as U.S.          Canadian Agent
Agent



By                                        By
  -------------------------------------     ----------------------------------
Its                                       Its
   ------------------------------------       --------------------------------

BANK OF AMERICA ILLINOIS, as a U.S.       BANK OF AMERICA CANADA, as a
Lender                                    Canadian Lender



By                                        By
  -------------------------------------     ----------------------------------
Its                                       Its
   ------------------------------------       --------------------------------

THE CHASE MANHATTAN BANK                  THE CHASE MANHATTAN BANK OF
(NATIONAL ASSOCIATION), as a U.S.         CANADA, as a Canadian Lender
Lender



By                                        By
  -------------------------------------     ----------------------------------
Its                                       Its
   ------------------------------------       --------------------------------